EX-10.6

Schedule 5

                                   Schedule 5
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          Hotel Movie Network Inventory Valuation 12-5-2002 (Unaudited)


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                                                                                                    Asset            Retail
                                            Item Description               On Hand     Avg Cost       Value           Value
                                  --------------------------------------   ---------   ---------    -----------    ------------
     4 port splitters             4 port splitters                             0.00        0.30           0.00            0.00
     4 port taps                  4 port taps                                  0.00        0.40           0.00            0.00
     8 port taps                  8 port taps & couplers                       0.00        0.50           0.00            0.00
     B B Amps
         Augat BBA                Augat Broad Band Amp                        17.00       75.00       1,275.00        1,700.00
         BIDA 450                 Blonder Tonge Broad Band Amp                59.00      374.00      22,066.00       26,550.00
         BT-BBA                   Blonder Tonge Broad Band Amp                20.00      106.00       2,120.00        3,000.00
         CA-30                    Pico Broad Band Amp                          6.00       50.00         300.00          360.00
         J-BBA                    Jerrold Broad Band Amp                       6.00       75.00         450.00          510.00
         Mag BBA                  Magnavox Broad band Amp                      7.00      100.00         700.00          875.00
         MCM-55                   Pico Broad Band Amp                          6.00       50.00         300.00          300.00
         QRX 550 Gain Amp         550 Gain Amp                                 6.00      350.00       2,100.00        2,100.00
         SA-BBA                   SA Broad Band Amp                           18.00       50.00         900.00          900.00
         SA Broadband Amp         SA Broadband Amp                             0.00       25.00           0.00            0.00
         B B Amps - Other                                                      0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total B B Amps                                                          145.00                  30,211.00       36,295.00
     Ban Pass Filt                Single Channel Ban Pass Filter              78.00       50.00       3,900.00        4,290.00
     Bud Racks                    19" Bud Rack                                 2.00       20.00          40.00           40.00
     Cable
         2-Pair                   Phone Wire 2 pair                            8.00      140.00       1,120.00        1,600.00
         Data Cable               25 pair Data Cable                           0.00       10.00           0.00            0.00
         RG-11                    RG-11 Indoor Coax Cable                     11.00      120.00       1,320.00        1,650.00
         RG-11-P                  RG-11 Plenum Coaxal Cable                    6.00      700.00       4,200.00        5,400.00
         RG-59                    RG-59 Indoor Coaxal Cable                   10.00       60.00         600.00          900.00
         RG-6                     RG-6 Indoor Coaxal Cable                    10.00       60.00         600.00          900.00
         RG-6 Jumpers             RG-6 television jumpers                  1,022.00        1.35       1,379.70        3,066.00
         RG-6-P                   RG-6 Plenum Coaxal Cable                     2.00      550.00       1,100.00        1,400.00
         Sat antenna IFL cable                                                 0.00        0.00           0.00            0.00
         Cable - Other            Cable                                      -14.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Cable                                                           1,055.00                  10,319.70       14,916.00
     Cable Battery Drill          Porter Cable Battery drill                   0.00    2,500.00           0.00            0.00
     Cable Ties                   Cable Ties                               2,000.00        0.02          40.00           40.00
     CEF
         CEF Chan 10              Channel 10 Eliminator                        1.00      200.00         200.00          225.00
         CEF Chan 11              Channel 11 Eliminator                        1.00      200.00         200.00          225.00
         CEF Chan 12              Channel 12 Eliminator                        4.00      200.00         800.00          900.00
         CEF Chan 13              Channel 13 Eliminator                        1.00      200.00         200.00          225.00
         CEF Chan 2               Channel 2 Eliminator                         2.00      200.00         400.00          450.00
         CEF Chan 3               Channel 3 Eliminator                        11.00      200.00       2,200.00        2,475.00
         CEF Chan 4               Channel 4 Eliminator                         4.00      200.00         800.00          900.00
         CEF Chan 5               Channel 5 Eliminator                         3.00      200.00         600.00          675.00
         CEF Chan 6               Channel 6 Eliminator                         1.00      200.00         200.00          225.00
         CEF Chan 8               Channel 8 Eliminator                         5.00      200.00       1,000.00        1,125.00
         CEF Chan 9               Channel 9 Eliminator                         1.00      200.00         200.00          225.00


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         CEF Chan A               Channel A Elimination filter                 1.00      200.00         200.00          225.00
         CEF Chan D               Channel D Elimination Filter                 1.00      200.00         200.00          225.00
         CEF Chan F               Channel F Elimination Filter                 1.00      200.00         200.00          225.00
         CEF Chan G               Channel G Elimination Filter                 1.00      200.00         200.00          225.00
         CEF Chan H               Channel H Eliminator                         2.00      200.00         400.00          450.00
         MC 37+                   Multi Channel Eliminator                     4.00    1,600.00       6,400.00        6,400.00
         CEF - Other              Channel Eliminators                          0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total CEF                                                                44.00                  14,400.00       15,400.00
     Coaxial pads                 Coaxial pads                                 0.00        0.05           0.00            0.00
     Computer Equp
         130 XE                   Atari Character Generator                    6.00      350.00       2,100.00        2,100.00
         200 W UPS                200 Watt UPS                                11.00       50.00         550.00          550.00
         400 W UPS                400 Watt UPS                                 4.00      125.00         500.00          600.00
         5000 GX                  Atari Character Generator                    4.00      250.00       1,000.00        1,000.00
         800 XL                   Atari Character Generator                   12.00      350.00       4,200.00        4,200.00
         ATT 6300                 ATT 6300 PPV Computer                       48.00      200.00       9,600.00        9,600.00
         Hard Cards               Hardcard 20/40/80 meg                       30.00      100.00       3,000.00        3,000.00
         KXP 1150                 KXP 1150 Dot matrix printer                  2.00      128.00         256.00          256.00
         Monitors                 Mono Monitors                               91.00       50.00       4,550.00        4,550.00
         Printer                  Dot Matrix Printer                          62.00       50.00       3,100.00        4,650.00
         XT Clone                 XT Clone                                    30.00      100.00       3,000.00        3,000.00
         Computer Equp - Other                                                 0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Computer Equp                                                     300.00                  31,856.00       33,506.00
     Connectors
         BFA                      BNC male to F  female                      296.00        0.79         233.84          251.60
         BNC-T                    BNC Terminator                             233.00        0.75         174.75          256.30
         F-59T                    F Terminator                             1,033.00        0.11         113.63          154.95
         F-71                     F male to F male                           305.00        0.49         149.45          158.60
         F-81                     Barrel  F female to F female               445.00        0.11          48.95           66.75
         F-90                     90 deg, F female to F male                 124.00        0.45          55.80           62.00
         F56-324G                                                              2.00        0.20           0.40            0.00
         FF-R                     F Female to RCA male                       285.00        0.45         128.25          136.80
         NUTS                     Nuts for F port                            220.00        0.03           6.60            8.80
         PF-59                    F female to push on F male                 116.00        0.45          52.20           55.68
         RCA-F                    F male to RCA female                       530.00        0.48         254.40          265.00
         RG-11C                   RG-11 Connector attached ring              540.00        0.65         351.00          540.00
         RG-59C                   F59 Cable end connector                    892.00        0.10          89.20           98.12
         RG-6C                    RG 6 Cable end connectors                1,201.00        0.13         156.13          180.15
         VBC                      Voltage Blocking coupler                    29.00        0.90          26.10           29.00
         Washers                  Washers for F port                       1,234.00        0.01          12.34           24.68
         Connectors - Other       Connectors                                   0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Connectors                                                      7,485.00                   1,853.04        2,288.43
     Data Analyzer                Data Analyzer                                0.00       25.00           0.00            0.00
     Demodulators
         HMD Demod                Holand Agile Demodulator                    10.00      180.00       1,800.00        1,800.00
         Demodulators - Other                                                  0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Demodulators                                                       10.00                   1,800.00        1,800.00
     Diplex filters               Diplex Filters                               0.00        0.75           0.00            0.00
     Dishes/Parts
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         .9 Meter Dish            .9 Meter Eagle Satellite Dish                9.00      200.00       1,800.00        1,800.00
         1.8 M Dish               1.8 Meter Satellite Dish S.A.                8.00      600.00       4,800.00        4,800.00
         12' Merilite             Merrilite 12' Satellite Dish                 1.00      600.00         600.00          600.00
         3.1 M Veritec            3.1 Meter Veritec Satellite Dish             9.00      500.00       4,500.00        4,500.00
                                  3.1 Meter Scientific Atlanta
         3.1 SA Dish              Satellite Dish                               3.00    1,200.00       3,600.00        3,600.00
                                  4.5 Meter Scientific Atlanta
         4.5 M SA Dish            Satellite Dish                               0.00    2,500.00           0.00            0.00
         5M Dish                  5 meter S.A. Satellite Dish                  0.00    2,500.00           0.00            0.00
         B DM Mount               Non pierching Dish Mount                     6.00      600.00       3,600.00        3,600.00
         Blocks                                                                0.00        0.00           0.00            0.00
         LNB 12 GHZ               Norsat .6 LNB KU band                       29.00      100.00       2,900.00        3,190.00
         LNB C Band               C Band LNB                                  17.00       25.00         425.00          374.00
         Dishes/Parts - Other                                                  0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Dishes/Parts                                                       82.00                  22,225.00       22,464.00
     Equip Racks
         72' Rack                 72' Open Equipment Rack                     12.00       80.00         960.00          960.00
         FTG rack                 Free to guest rack 12 channel                3.00      800.00       2,400.00        4,500.00
         SA Rack                  SA 72' Headend Rack                         28.00      100.00       2,800.00        3,500.00
         Equip Racks - Other                                                  -1.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Equip Racks                                                        42.00                   6,160.00        8,960.00
     Foam Pad                     Foam Pad for roof mount                      2.00        5.00          10.00           10.00
     FTG Equipment
         IRD-Smart Card           Smart Card                                 -17.00        0.00           0.00            0.00
         FTG Equipment - Other    FTG Equipment                                0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total FTG Equipment                                                     -17.00                       0.00            0.00
     Hardware
         2x4 Boxes                2 x 4 Boxes                                 65.00        0.47          30.55           30.55
         4x4 Boxes                4 X 4 Boxes                                 34.00        0.90          30.60           30.60
         Box Covers               Covers 2x4 and 4x4 boxes                    30.00        2.00          60.00           60.00
         Duplex Receptacles       Duplexe Receptacles                         66.00        1.00          66.00           66.00
         Metal Power Strip        Metal Power Strip                           72.00        6.21         447.12          447.12
         Plastic Power Strip      Plastic power strip                        248.00        4.95       1,227.60        1,227.60
         Plug 110                 Power Plug                                  63.00        1.95         122.85          122.85
         Power Cable              Power Cable                                980.00        0.40         392.00          392.00
         Hardware - Other                                                      0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Hardware                                                        1,558.00                   2,376.72        2,376.72
     Magnovox TV                  19" Magnovox TV                              0.00       35.00           0.00            0.00
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     Misc Equip
         15/30/60 PS              15 volt 30 volt 60 volt power suplies        4.00      100.00         400.00          400.00
         Ampenol Duel             Ampenol Duel connector                     124.00      124.00      15,376.00        2,480.00
                                  DCW's  MS2d, 6, 9, 12, 16, 20, 24 30
         DCW                      ...                                      5,400.00        1.05       5,670.00       16,200.00
         Diplexers                Diplexer                                    70.00        7.75         542.50          542.50
         DSV-2                    DSV 2 Wall taps                            380.00        0.72         273.60          334.40
         DSV-3                    Three way splitter                         100.00        1.44         144.00          144.00
         DSV-4                    Four way splitter                          271.00        1.81         490.51          441.73
         DSV-6                    Six way splitter                            47.00        2.72         127.84          127.84
         DSV-8                    Eight way splitter                         226.00        2.98         673.48          736.76
         Mixing Network                                                       -2.00       50.00        -100.00         -100.00
         PF-61-APC-90R            Board mount F connectors                 1,180.00        1.05       1,239.00        1,888.00
         RJ 45 Patch Pannel       RJ 45 Patch panel X48                        4.00      159.84         639.36          720.00
         Security Slev            Security Sleeve                          5,910.00        0.06         354.60          591.00
         Video Traps              Video traps                              1,032.00        3.53       3,642.96        8,256.00
         Wall Plates              Wall Taps & Plates                         120.00        5.00         600.00          840.00
         Misc Equip - Other                                                 -121.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Misc Equip                                                      14,745.00                 30,073.85       33,602.23
     Mods Agile
         CAT-30                   Uniden Agile Modulator                       5.00      250.00       1,250.00        1,250.00
         DSM-140B                 DX agile modulator                          16.00      250.00       4,000.00        4,000.00
                                  Frequency Agile Modulators
         FAM 450/550              (Spetradine)                             1,077.00      345.91     372,545.07      484,650.00
         FAVM                     Blonder Tonge Agile Modulator                9.00      250.00       2,250.00        2,250.00
         FAVM-300                 G.I. Agile Modulato                        626.00       75.00      46,950.00       46,950.00
         HE-M                     Triple Crown Agile Modulator                 3.00      150.00         450.00          450.00
         Mods Agile - Other       Agile Modulators                             0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Mods Agile                                                      1,736.00                 427,445.07      539,550.00
     Mods Fixed
         DT Fixed                 Blonder Tonge Fixed Channel Modulator       43.00       75.00       3,225.00        3,225.00
         DX Fixed                 DX Fixed Channel Modulator                   2.00      100.00         200.00          200.00
         Jerrold Fixed            Jerrold Fixed Channel Modulator              9.00      100.00         900.00          900.00
                                  Olson / Comsat 8 Modulator Midband
         Olson Mod Bank           pack                                       200.00    1,450.00     290,000.00      290,000.00
         Pico Fixed               Pico Fixed Channel Modulator                19.00      102.63       1,949.97        1,900.00
         Strip Amp                Single Channel Strip Amp                   202.00       65.00      13,130.00       13,130.00
         Mods Fixed - Other                                                    0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Mods Fixed                                                        475.00                 309,404.97      309,355.00
     Mulit Switch                 Multi Switch Chan mstr #51041fd              0.00       10.00           0.00            0.00
     Office Fixtures                                                           0.00        0.00           0.00            0.00
     Power Divider                Power Divider                                0.00        0.75           0.00            0.00
     Power Supply                 Uninterauptable power supply                 4.00       20.00          80.00           80.00
     PPV Items
         Data P Supply            Data Power Supply                           17.00      300.00       5,100.00        5,100.00
         PPV rack                 PPV rack Basic                               6.00    1,000.00       6,000.00        6,000.00
         PPV Video Rac            PPV Video Rack                               2.00    3,000.00       6,000.00       10,000.00
         SA-2400-3                SA-2400 PPV Converter Channel 3          23,338.00      20.01     466,993.38      466,760.00

         SA-2400-4                SA 2400 PPV Converter Channel 4          17,404.00      20.06     349,124.24      348,080.00
         SA-2400-ATX              SA-2400 ATX                                106.00      571.70      60,600.20      106,000.00
         Set Top Cover            SA 2400 Settop cover                     2,661.00        2.30       6,120.30        6,120.30
         TC Wall Tap              Triple Crown Adressable                    697.00       10.00       6,970.00        6,970.00
         PPV Items - Other        PPV Equipment                                0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total PPV Items                                                       44,231.00                906,908.12      955,030.30
     Processors
         HE-PW                    Triple Crown Channel Processor              23.00      200.00       4,600.00        4,600.00
         SP-60                    Pico Channel Processor Tunable               2.00      200.00         400.00          400.00
         TSP                      Triple Crown Channel Processor               6.00      250.00       1,500.00        1,500.00
         Processors - Other                                                    0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Processors                                                         31.00                   6,500.00        6,500.00
     Reciever
         CLI Spectrum             CLI Spectrum Saver IRD                   1,035.00      100.00     103,500.00      155,250.00
         DSX-643-A                DX Satellite Reciver                         5.00       85.00         425.00          425.00
         DSX-644                  DX Satellite Reciever                        5.00      100.00         500.00          625.00
         SA-9500                  SA 9500 Satellite Reciever                  49.00       75.00       3,675.00        4,900.00
         SA-9600                  SA 9600 Satellite Reciever                  26.00      100.00       2,600.00        3,250.00
         SA-9640                  SA 9640 Satellite Reciever                 100.00      125.00      12,500.00       17,500.00
         SR-412                   G.I. Satellite Reciever                    431.00       75.00      32,325.00       32,325.00
         VC II                    Comercial Video Cipher                     302.00       25.00       7,550.00       15,100.00
         Reciever - Other         Satellite Recievers                        -10.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Reciever                                                        1,943.00                 163,075.00      229,375.00
     SA-8P-S                      SA 8 player schedule system                 -1.00    7,500.00      -7,500.00      -10,000.00
                                  Sadelco Model 7600 Signal Strength
     Signal Strength Meter        Meter                                        0.00      450.00           0.00            0.00
     Splitter/directional coupler Splitter/directional coupler                 0.00        0.25           0.00            0.00
     Subband separator            Subband Separator                            0.00        1.00           0.00            0.00
     Terminators                  Line Terminators                           200.00        0.01           2.00            2.00
     Tools
         Crimper/Stripper Combo                                                4.00        0.00           0.00          160.00
         Tools - Other                                                         0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total Tools                                                               4.00                       0.00          160.00
     Ty wraps                     Ty wraps                                 1,000.00        0.01          10.00           10.00
     U To V Conv
         Pico U/V                 Pico UHF to VHF Converter                   20.00      125.00       2,500.00        2,500.00
         U/V Misc                 UHF To VHF Converters Misc.                 15.00       50.00         750.00          900.00
         U/V Misc.                UHF To VHF Converters                        0.00       50.00           0.00            0.00
         U To V Conv - Other                                                   0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total U To V Conv                                                        35.00                   3,250.00        3,400.00
     VCP's
         AG 1000                  Panasonic AG-1000 VCP                    1,750.00      150.00     262,500.00      350,000.00
         Funi VCP                 Funi VCP (Used)                          1,100.00       25.00      27,500.00       27,500.00
         Goldstar VCP             Goldstar 130E VCP                           15.00      117.22       1,758.30        1,758.30
         Sansuie VCP              Sansui VCP                                 100.00       70.00       7,000.00        7,000.00
         VCP's - Other                                                        -2.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total VCP's                                                           2,963.00                 298,758.30      386,258.30
     Video Cipher RS              Video Cipher Rs                              0.00       50.00           0.00            0.00
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     VOC - Nova
         1.4 M Floppy             1.4 Meg Floppy disk  for Rack Mount         28.00      142.00       3,976.00        3,976.00
         4 Gang Eprom Programmer  4-Gang Eprom Programmer                      0.00      200.00           0.00            0.00
         486SLC CPU               486SLC Nova 2 CPU (CPU CARD)                96.00      549.00      52,704.00       87,840.00
         A/C Unit                 A/C Unit for Optima / VOC rack               3.00      893.00       2,679.00        2,679.00
         ATX Data Cable           ATX Data Cable                              24.00        4.00          96.00           96.00
         Block Assembly           Punch Down Block Assembly                   29.00       25.00         725.00          725.00
         Card Rack                Card rack VOC system                        98.00      569.00      55,762.00       55,762.00
         CPU I/O Cable            VOC CPU I/O cable                           92.00       19.00       1,748.00        1,748.00
         DC Power Cord            VGA ot NTSC 9V DC Power Adapter              0.00       12.00           0.00            0.00
         DSPIO Board              DSPIO Board w/cables                         4.00      200.00         800.00        1,400.00
         DSPIO cable              DSPI cable                                   3.00       27.00          81.00           81.00
         Eprom Chip               Voice Eprom Chip                           298.00        7.20       2,145.60        2,145.60
         Fan (550 cfm)            Rack Fan Optima 550 cfm                      4.00      350.00       1,400.00        1,400.00
         Fan Filter               Fan Filter 55 cfm                            4.00       47.00         188.00          188.00
         Fax Modem                US Robotics 14400 Fax Modem                  3.00       74.95         224.85          224.85
                                  Nova 2 IDE Hard Drive w/cable &
         Hard Drive               software                                    29.00      392.00      11,368.00       18,937.00
         IR Board                 Infrared Control Board Blank                84.00       53.28       4,475.52        4,475.52
         IR Ribbon Cable          IR Card Ribbon Cable                        47.00        7.83         368.01          368.01
         IR Unit                  Infered Control Unit                        58.00       53.28       3,090.24       14,500.00
         L/C Card Cable           Line Card Phone Cable                       66.00        3.00         198.00          198.00
         LED Assembly             LED Assembly                                57.00        0.79          45.03           45.03
         LED Wire Assembly        LED Wiring Assembly                         32.00        7.83         250.56          250.56
         Line Board Bare          Line Board Bare                            169.00       54.92       9,281.48        9,281.48
         Line Card w/eproms       Line Card w/Eproms                           0.00      200.00           0.00            0.00
         Line Int Unit            Line Interface Unit                        104.00       54.92       5,711.68       26,000.00
         Matrix Board             Matrix Board                                47.00      225.54      10,600.38       10,600.38
         Matrix Cont. Cable       Matrix Control Cable                        23.00       10.00         230.00          230.00
         Matrix Enclosure         Matrix Enclosure  / Box                     90.00       78.56       7,070.40        7,070.40
         Matrix Power Cable       Matrix Power Cable                          23.00        3.00          69.00           69.00
         Mini / Con 100-04        Mini / Cable Connetort 100-04            13,500.00       0.14       1,890.00        1,890.00
         Mini Coax Harness        Mini Coax Harness                           37.00      125.00       4,625.00        4,625.00
         Nova UIR Card            Nova UIR card                                0.00      250.00           0.00            0.00
         Optima Cabinet           Equipment Cabnet for VOC system             75.00    1,103.94      82,795.50       82,795.50
         Phone Jack               Phone Jack                                  54.00        1.95         105.30          105.30
         Relay Control Cable      Relay Box Control Box Cable                 23.00        1.50          34.50           34.50
         S/H Modem                Short Haul Modem                            12.00       47.96         575.52          575.52
         Single Trunk Harness     Single Trunk Harness                         8.00       35.00         280.00          280.00
         SVGA Card / RM           SVGA Rack mount card                       267.00      184.00      49,128.00       49,128.00
         Term-CPU Cable           Terminal to CPU Data Cable                  32.00        4.95         158.40          158.40
         TEST BED                 VOC TEST BED                                 0.00    9,990.42           0.00            0.00
         VCP Relay                VCP Relay Assembly                          22.00       31.00         682.00          682.00
         VGA to NTSC              VGA to NTSC Converter                        4.00       99.00         396.00          396.00
         Vid Det Board Bare       Video Detection Board Bare                  84.00       22.77       1,912.68        1,912.68
         Vid Detector Unit        Video Detector Unit                         55.00       22.70       1,248.50        1,248.50
         Video Terminal           Televideo Dumb terminal                      1.00      299.00         299.00          299.00
         VOC Matrix               Switching Matrix VOC                        58.00      225.54      13,081.32       13,081.32
         VOC - Nova - Other       Video On Call Parts                          0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
     Total VOC - Nova                                                      15,747.00                332,499.47      407,502.55
     VOC Line test emulator       VOC Line test emulator                       0.00        0.00           0.00            0.00
                                                                           ---------                -----------    ------------
TOTAL                                                                      95,899.00                2,595,698.24   3,003,211.53
                                                                           ---------                -----------    ------------